SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                        Date of Report (date of earliest
                                event reported):
                               September 15, 2003



                     SKYLINE MULTIMEDIA ENTERTAINMENT, INC.

             (Exact Name of Registrant as Specified in its Charter)




  New York                    0-23396                         11-3182335
  --------                    -------                         ----------
  State of                   Commission                      IRS Employer
  Incorporation              File Number                      I.D. Number




                   350 Fifth Avenue, New York, New York 10118
                     Address of principal executive offices


                  Registrant's telephone number: (212) 564-2224

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Item 1.  Changes in Control of Registrant

                  On September 15, 2003, Skyride Associates, LLC, a Delaware limited liability company ("Skyride"), acquired from their respective holders (the "Sellers") for the total purchase price of $6,000,000 (1) all of the outstanding Series A Convertible Participating Preferred Stock ("Series A Preferred") (a total of 1,090,909 shares) of Skyline Multimedia Entertainment, Inc. (the "Company") and (2) all of the Company's outstanding promissory notes (including interest accrued thereon) (the "Notes"), and Common Stock purchase warrants ("Warrants") issued in connection with the Notes, which Notes and Warrants are described in the Company's latest Quarterly Report on Form 10-QSB (for the quarter ended March 31, 2003) and latest Annual Report on Form 10-KSB (for the fiscal year ended June 30, 2002) under the captions "SENIOR CREDIT AGREEMENT", "SENIOR SECURED CREDIT AGREEMENT" and "OTHER NOTES PAYABLE". Under the Notes, the Company owes the principal amount of $7,735,000 and accrued interest which, as of June 30, 2003, was approximately $8,365,605. The Securities Purchase Agreement also provided that the Acquiror automatically acquired all other securities of the Company owned by the Sellers as of September 15, 2003. Such other securities include 290,000 shares of the Company's Common Stock ("Common Stock") which are issuable in exchange for 290,000 shares of Class A Common Stock.

                  On September 24, 2003, Skyride transferred 60% (or 654,546 shares) of the Series A Preferred to Mr. Fredrick Schulman, retaining ownership of 436,363 shares of Series A Preferred which are convertible into 3,015,268 shares of Common Stock. The 1,090,909 outstanding shares of Series A Preferred may be converted at any time into a total of 7,538,181 shares of Common Stock (or one share of Series A Preferred into 6.91 shares of Common Stock). The Warrants consist of (1) warrants, expiring on December 20, 2006, to purchase a total of 434,143 shares of Common Stock at the exercise price of $4.25 per share, and (2) warrants which may be exercised at $0.375 per share into such number of shares of Common Stock as would equal 94.334% of the total outstanding shares of Common Stock on a fully-diluted basis (after taking into account the full exercise of such warrants). The $0.375 per share warrants provide for "cashless exercise", provide that the exercise price may be paid by surrender of debt or equity securities of the Company having a value equal to the exercise price, do not have a stated expiration date and are currently estimated to be convertible into a total of up to 172,440,487 shares of Common Stock. Assuming the full exercise of the Warrants and the conversion of the shares of Series A Preferred owned by Skyride (but not the shares of Series A Preferred owned by Mr. Schulman), Skyride beneficially owns approximately 176,179,898 shares of Common Stock, or 98.8% of the Common Stock outstanding.

                  The Senior Secured Credit Agreement, dated May 20, 1998, which the Company and its subsidiaries entered into with The Bank of New York as Trustee for the Employment Retirement Plan of Keyspan Energy Corp. ("Keyspan") and Propect Street NYC Discovery Fund, L.P. ("Prospect Street Discovery") provides that, "[u]pon notice to the Company, Keyspan shall have the right to designate two members to the Company's Board of Directors, provided, however, that such designees shall be subject to the approval of the Company, which approval shall not be unreasonably withheld." Through its acquisition of the Notes, Skyride acquired this right to designate two members of the Board of Directors. In addition, the Company's

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
Certificate of Amendment to its Certificate of Incorporation relating to the Series A Preferred grants the majority holder of the Series A Preferred the right to elect by written consent of the Series A Preferred up to two members of the Company's Board of Directors. Such Certificate of Amendment states that the Company's Board shall be limited to six members unless the Series A Preferred otherwise agrees. By transferring 60% of the outstanding Series A Preferred to Mr. Schulman, Skyride transferred to Mr. Schulman the right of the majority of the Series A Preferred to elect two members of the Company's Board.

                  Mr. Walter Threadgill beneficially owns, either directly or indirectly through entities which he controls, 50% of the outstanding membership interests of Skyride and Mr. Zindel Zelmanovitch beneficially owns, either directly or indirectly through an entity which he controls, the other 50% of the outstanding membership interests of Skyride. Messrs. Threadgill and Zelmanovitch each disclaims beneficial ownership of the Company's securities which are beneficially owned by Skyride. Skyride disclaims beneficial ownership of the Company's securities owned by Mr. Schulman.

                  Simultaneously with Skyride's acquisition on September 15, 2003 of the Series A Preferred, the Notes and the Warrants, three out of the five members of the Company's Board of Directors resigned and were replaced by three new directors. Richard Stewart, the member of the Board who was the designee of the Series A Preferred holder, designated Fredrick Schulman to replace him as a member of the Board and Mr. Schulman's appointment was ratified by the Board. Upon the resignations from the Board of Anne Jordan and Joseph Bodanza, who were the Board designees of Keyspan, the Board, excluding Mr. Schulman, elected Alan D. Segars and Renwick Day as replacement members of the Board. After the acquisition referred to above, the Company's Board consisted of Steven Vocino, Michael Leeb, Fredrick Schulman, Alan D. Segars and Renwick Day.

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
Item 7. Exhibits

                   (c) Exhibits

       Exhibit Nos.

           10.1 Securities Purchase Agreement, dated as of September 15, 2003, by and among Skyride Associates, LLC, as Purchaser, and the following
                             Sellers: US Small Business Administration, as Receiver for Prospect Street NYC Discovery Fund, L.P., The Bank of New York as Trustee for the Employees' Retirement Plan of Keyspan Corporation, The Bank of New York as Trustee for the Keyspan Corporation Non-Bargaining Health VEBA and Prospect Street NYC Co-Investment Fund, L.P. (Incorporated herein by reference to Exhibit 10.1 to the Schedule 13D of Skyride Associates, LLC, filed on September 29, 2003, with respect to the Common Stock of Skyline Multimedia Entertainment, Inc.)

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
                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated:  September 30, 2003


                                  SKYLINE MULTIMEDIA ENTERTAINMENT, INC.



                                  By:Michael Leeb
                                     ------------
                                     Michael Leeb
                                     President

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